EXHIBIT 99.5

ASTEX PHARMACEUTICALS, INC.

SEVERANCE BENEFIT PLAN FOR OFFICERS

(EFFECTIVE JUNE 22, 2012)

Section 1.                                          INTRODUCTION.

The Astex Pharmaceuticals, Inc. Severance Benefit Plan for Officers (the “Plan”) is hereby amended and restated effective June 22, 2012.  The purpose of the Plan is to provide for the payment of severance benefits to certain eligible employees of Astex Pharmaceuticals, Inc. (the “Company”) or an affiliate of the Company whose employment with the Company or an affiliate of the Company is involuntarily terminated while the Plan is in effect.  With the exception of the Astex Pharmaceuticals, Inc. Severance Benefit Plan, this Plan shall supersede any severance benefit plan, policy or practice previously maintained by the Company or any affiliate of the Company; provided, however, that an Eligible Employee under this Plan shall not be entitled to receive any benefits under the Astex Pharmaceuticals, Inc. Severance Benefit Plan.  This Plan document also is the Summary Plan Description for the Plan.

Section 2.                                          ELIGIBILITY FOR BENEFITS.

(a)                                 General Rules.  Subject to the requirements set forth in this Section, the Company will provide severance benefits under the Plan to Eligible Employees.

(1)                                 Definition of “Eligible Employee.”  For purposes of this Plan, an Eligible Employee is an employee of the Company or any affiliate of the Company (i) who is based in the United States or in the United Kingdom, (ii) who is employed as an officer of the Company or any affiliate of the Company, and (iii) whose employment terminates pursuant to an Involuntary Termination.

(2)                                 Definition of “Involuntary Termination.”  For purposes of this Plan, “Involuntary Termination” will mean (i) without the employee’s express written consent, a material diminution of the employee’s duties, position or responsibilities immediately prior to such reduction, including the employee reporting to an executive other than the Chief Executive Officer of the Company; provided, however, that a reduction in duties, position, or responsibilities solely by virtue of the Company or affiliate being acquired and made part of a larger entity (for example, where employee retains essentially the same responsibility and duties of the subsidiary, business unit or division substantially containing the Company’s business following a Change of Control) will not constitute “Involuntary Termination,” provided, further, that if the Company or a Company affiliate places an Eligible Employee on garden leave in accordance with the Eligible Employee’s employment contract, such action will not constitute “Involuntary Termination” unless and until such garden leave ends and the Eligible Employee’s employment is terminated by the Company other than for Cause, Executive’s death or Disability (ii) a material diminution by the Company in the base salary of the employee; (iii) the relocation of the employee to a facility or a location more than fifty (50) miles from the employee’s then present location without the employee’s express written consent; or (iv) any purported termination of the employee’s employment by the Company or an affiliate of the Company which is not effected for Disability, Executive’s death or for Cause.  In addition, for (i), (ii) or (iii) above to qualify as an Involuntary Termination, the employee must provide written notice to the Company of the existence of the one or more of the above conditions within 90 days of its initial existence, the Company must be provided with at least 30 days to remedy the condition and the employee must terminate employment within 45 days of the expiration of such 30 day cure period.

(3)                                 Definition of “Cause.” For purposes of this Plan, “Cause” will mean (i) any act of personal dishonesty taken by the employee in connection with his or her responsibilities as an employee of the Company or affiliate of the Company and intended to result in substantial personal enrichment of the employee, (ii) employee’s conviction of, or plea of nolo contendere to, a felony, (iii) any act by the employee that constitutes material, serious or gross misconduct and which is injurious to the Company or its affiliates, and (iv) continued violations by the employee of the employee’s obligations to the Company or affiliate of the Company.

(4)                                 Definition of “Disability.”  For purposes of this Plan, “Disability” will mean means total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code (the “Code”).

(5)                                 Release of Claims.  In order to be eligible to receive benefits under the Plan, an Eligible Employee also must execute a general waiver and release in substantially the form attached hereto as Exhibit A, Exhibit B or Exhibit C, as appropriate (as such release may be revised to conform to changes in applicable law and regulation and/or the laws and regulations relating to the country or state in which the Eligible Employee provides services to the Company), and such release must become effective and irrevocable in accordance with its terms within fifty-two (52) days following the termination date.  Any severance payment to which the Eligible Employee would have haven been entitled during the fifty-two (52) day period shall be paid by the Company in full on the fifty-third (53rd) day following the Eligible Employee’s employment termination date or such later date as is required to avoid imposition of additional taxes under Section 409A.  The Company, in its sole discretion, may modify the form of the required release to comply with applicable law and shall determine the form of the required release, which may be incorporated into a termination agreement or other agreement with the Eligible Employee.

(6)                                 In respect of Eligible Employees employed by affiliates of the Company based in the UK or employed by a UK Company affiliate, any reference to any United States legislative provisions or regulations in the Plan will be substituted by applicable equivalent national legislative provisions and regulations, to the extent permitted by applicable local law.

(b)                                 Exceptions to Benefit Entitlement.  An employee, including an employee who otherwise is an Eligible Employee, will not receive benefits under the Plan (or will receive reduced benefits under the Plan) in the following circumstances, as determined by the Company in its sole discretion:

(1)                                 The employee has executed an individually negotiated employment contract or agreement with the Company or an affiliate of the Company relating to severance benefits that is in effect on his or her termination date, in which case such employee’s severance benefit, if any, shall be governed by the terms of such individually negotiated employment contract or agreement and shall be governed by this Plan only to the extent that the reduction pursuant to Section 3(d) below does not entirely eliminate benefits under this Plan.

(2)                                 The employee voluntarily terminates employment with the Company or an affiliate of the Company other than due to an Involuntary Termination.

(3)                                 The employee voluntarily terminates employment with the Company or an affiliate of the Company in order to accept employment with another entity that is wholly or partly owned (directly or indirectly) by the Company or an affiliate of the Company.

(4)                                 The employee is involuntarily terminated for Cause, death or Disability.

(5)                                 The employee is offered immediate reemployment by a successor to the Company or an affiliate of the Company or by a purchaser of its assets, as the case may be, following a change in ownership of the Company or an affiliate of the Company or a sale of substantially all of the assets of a division or business unit of the Company or an affiliate of the Company.  For purposes of the foregoing, “immediate reemployment” means that the employee’s employment with the successor to the Company or an affiliate of the Company or the purchaser of its assets, as the case may be, results in uninterrupted employment such that the employee does not incur a lapse in pay as a result of the change in ownership of the Company or an affiliate of the Company or the sale of its assets.

Section 3.                                          AMOUNT OF BENEFIT.

(a)                                 Involuntary Termination Not in Connection with a Change of Control.  In the event of an Eligible Employee’s Involuntary Termination that occurs other than within one (1) year following a Change of Control, the Eligible Employee shall receive the following severance payments and benefits:

(1)                                 Cash Severance Benefit.  The Eligible Employee shall receive a cash severance benefit in an amount equal to the sum of the following:

(i)                                    Two (2) weeks of such Eligible Employee’s Base Salary, which (other than in respect of Eligible Employees employed by a UK affiliate of the Company) shall be paid in lieu of notice of termination of employment;

(ii)                                An additional thirty-nine (39) weeks of such Eligible Employee’s Base Salary;

(iii)                            An additional two (2) weeks of such Eligible Employee’s Base Salary for each full year of service such Eligible Employee has completed with the Company or an affiliate of the Company; and

(iv)                             An additional one (1) week of such Eligible Employee’s Base Salary for any partial year of service such Eligible Employee has completed with the Company or an affiliate of the Company, provided that such partial year of service is greater than six (6) months in length.

(2)                                 Definition of “Base Salary.”  For purposes of calculating Plan benefits, “Base Salary” shall mean the Eligible Employee’s base pay (excluding incentive pay, premium pay, commissions, overtime, bonuses and other forms of variable compensation), at the rate in effect during the last regularly scheduled payroll period immediately preceding the Eligible Employee’s termination date.

(3)                                 Career Transition Assistance.  Following an Eligible Employee’s termination of employment by the Company or an affiliate of the Company, the Company or its affiliate shall provide the Eligible Employee with career transition services through an outplacement service provider for a duration of nine (9) months or such longer period as determined by the Board of Directors of the Company or its delegate (the “Board”) in its sole discretion, up to a maximum of twenty-four (24) months.

(4)                                 COBRA Continuation Coverage.  Each Eligible Employee who is enrolled in a health, dental, or vision plan sponsored by the Company or an affiliate of the Company may be eligible to continue coverage under such health, dental, or vision plan (or to convert to an individual policy), at the time of the Eligible Employee’s termination of employment, under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA” and, for purposes of this Plan, the term “COBRA” shall also include any state law providing for similar continuation coverage in addition to COBRA).  The Company will notify the Eligible Employee of any such right to continue such coverage at the time of termination pursuant to COBRA.  No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company’s payment, if any, of applicable insurance premiums will be credited as payment by the Eligible Employee for purposes of the Eligible Employee’s payment required under COBRA.  Therefore, the period during which an Eligible Employee may elect to continue the Company’s or its affiliate’s health, dental, or vision plan coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA (except the obligation to pay insurance premiums that the Company pays, if any) will be applied in the same manner that such rules would apply in the absence of this Plan.

                                                If COBRA is elected by an Eligible Employee, the Company shall pay COBRA premiums on behalf of the Eligible Employee during the number of weeks of Base Salary in respect of which the amount paid to the Eligible Employee under Section 3(a) was calculated or for such longer period as determined by the Board in its sole discretion; however, in no event will the Company pay COBRA premiums for longer than the maximum coverage continuation period under COBRA.  Upon the conclusion of such period of insurance premium payments made by the Company, the Eligible Employee will be responsible for the entire payment of premiums required under COBRA for the duration of the COBRA period.  For purposes of this Section 3(a)(4), (i) references to COBRA shall be deemed to refer also to analogous provisions of state law and (ii) any applicable insurance premiums that are paid by the Company shall not include any amounts payable by the Eligible Employee under an Internal

Revenue Code Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.  Notwithstanding anything to the contrary in this paragraph, if the Company determines that it cannot pay COBRA premiums without potentially violating (or being subject to an excise tax under) applicable law (including Section 2716 of the Public Health Service Act), or for Eligible Employees who primarily provide services to the Company outside of the United States, the Company shall in lieu thereof provide the Eligible Employee with a taxable monthly payment in an amount equal to twice the monthly COBRA premium that the Eligible Employee would be required to pay to continue group health coverage in effect on the date of termination (based on the COBRA premium for the first month of coverage) for the number of number of weeks of Base Salary in respect of which the amount paid to the Eligible Employee under Section 3(a)(1) was calculated, payable regardless whether the Eligible Employee elects COBRA with such payment beginning the month following termination of employment.

(b)                                 Involuntary Termination in Connection with a Change of Control.  In the event of an Eligible Employee’s Involuntary Termination that occurs within one (1) year following a Change of Control, the Eligible Employee shall receive the following severance payments and benefits:

(1)                                 Cash Severance Benefit.  A lump-sum payment equal to (i) twelve (12) months of the Eligible Employee’s then current Base Salary, plus (ii) one additional month of Eligible Employee’s then current Base Salary for each full year of service such Eligible Employee has completed with the Company or an affiliate of the Company, not to exceed six (6) additional months of Base Salary.

(2)                                 Equity Award Acceleration.  Immediate vesting of the remaining unvested portion of employee’s then-outstanding options and other equity compensation awards (with any performance-based awards accelerated at 100% of target performance levels) and the extension of the post-termination exercise period of all the Eligible Employee’s then-outstanding options from three (3) months after employment termination to twelve (12) months or, if earlier, the original maximum term of the option.

(3)                                 Career Transition Assistance.  The Eligible Employee shall receive the career transition assistance benefits as described in Section 3(a)(3) above.

(4)                                 COBRA Continuation Coverage.  The Eligible Employee shall receive the COBRA continuation coverage benefits as described in Section 3(a)(4) above with the duration of Company-paid COBRA benefits equal to the number of months of Base Salary in respect to which the amount paid to the Eligible Employee under Section 3(b)(1) is calculated, or such longer period as determined by the Board in its sole discretion.

(5)                                 Definition of “Change of Control.”  For purposes of this Plan, “Change of Control” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the

Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(c)                                  Additional Benefits.  Notwithstanding the foregoing, the Company may, in its sole discretion, provide benefits in addition to those pursuant to Sections 3(a) and 3(b) to Eligible Employees or employees who are not Eligible Employees (“Non-Eligible Employees”) chosen by the Company, in its sole discretion, and the provision of any such benefits to an Eligible Employee or a Non-Eligible Employee shall in no way obligate the Company to provide such benefits to any other Eligible Employee or to any other Non-Eligible Employee, even if similarly situated.  If benefits under the Plan are provided to a Non-Eligible Employee, references in the Plan to “Eligible Employee” (with the exception of Sections 3(a) and 3(b)) shall be deemed to refer to such Non-Eligible Employee.

(d)                                 Certain Reductions.  The Company, in its sole discretion, shall have the authority to reduce an Eligible Employee’s severance benefits, in whole or in part, by any other severance benefits, pay in lieu of notice, any period of notice which the Eligible Employee spends or spent on garden leave or not otherwise actively employed, or other similar benefits payable to the Eligible Employee by the Company or an affiliate of the Company that become payable in connection with the Eligible Employee’s termination of employment pursuant to (i) any applicable legal requirement, including, without limitation, the Worker Adjustment and Retraining Notification Act (the “WARN Act”), (ii) a written employment or severance agreement with the Company, or (iii) any Company policy or practice providing for the Eligible Employee to remain on the payroll for a limited period of time after being given notice of the termination of the Eligible Employee’s employment.  For the avoidance of doubt, the preceding provisions of this Section 3(d) will not give rise to any reduction of the Eligible Employee’s severance benefits in respect of any period of notice actively served by an Eligible Employee, whether or not served while on garden leave, but will give rise to the reduction of the Eligible Employee’s severance benefits for any payments made in lieu of notice.  The benefits provided under this Plan are intended to satisfy, in whole or in part, any and all statutory obligations that may arise out of an Eligible Employee’s termination of employment, and the Plan Administrator shall so construe and implement the terms of the Plan.  The Company’s decision to apply such reductions to the severance benefits of one Eligible Employee and the amount of such reductions shall in no way obligate the Company to apply the same reductions in the same amounts to the severance benefits of any other Eligible Employee, even if similarly situated.  In the Company’s sole discretion, such reductions may be applied on a retroactive basis, with severance benefits previously paid being recharacterized as payments pursuant to the Company’s statutory obligation.

(e)                                  Other Employee Benefits.  All other benefits (such as life insurance, disability coverage, and 401(k) plan coverage) terminate as of the Eligible Employee’s termination date (except to the extent that a conversion privilege may be available thereunder).

Section 4.                                          TIME OF PAYMENT AND FORM OF BENEFIT.

The severance benefits set forth under Section 3(a)(1) and 3(b)(1) above, if any, shall be paid in a single sum as soon as administratively practical following an Eligible Employee’s “separation from service” (as such term is defined for purposes of Code Section 409A and any regulations or other guidance promulgated thereunder (“Section 409A”)).  The benefits described in Sections 3(a)(3) and (4) and 3(b)(3) and (4) above, if any, will be paid directly by the Company in accordance with the Company’s policies and procedures.  All such payments under the Plan will be subject to applicable withholding for federal, state and local taxes.  If an Eligible Employee is indebted to the Company at his or her termination date, the Company reserves the right to offset any severance payments under the Plan by the amount of such indebtedness.  In no event shall payment of any Plan benefit be made prior to the Eligible Employee’s termination date or prior to the deadline for effectiveness of the release described in Section 2(a)(5).

Section 5.                                          REEMPLOYMENT.

In the event of an Eligible Employee’s reemployment by the Company or an affiliate of the Company during the period of time in respect of which a cash severance benefit pursuant to Section 3(a)(1) or (4) or 3(b)(1) or (4) has been paid, the Company, in its sole and absolute discretion, may require such Eligible Employee to repay to the Company all or a portion of such severance benefits as a condition of reemployment.

Section 6.                                          SECTION 409A

(a)                                 Notwithstanding anything to the contrary in the Plan, if an Eligible Employee is a “specified employee” within the meaning of Section 409A at the time of the Eligible Employee’s termination of employment (other than due to death), and the severance payable to the Eligible Employee, if any, pursuant to the Plan, when considered together with any other severance payments or separation benefits that are considered deferred compensation under Section 409A (together, the “Deferred Compensation Separation Benefits”) that are payable within the first six (6) months following the Eligible Employee’s termination of employment, then such severance will become payable on the first payroll date that occurs on or after the date six (6) months and one (1) day following the date of the Eligible Employee’s termination of employment.  All subsequent Deferred Compensation Separation Benefits, if any, will be payable in accordance with the payment schedule applicable to each payment or benefit.  Notwithstanding anything herein to the contrary, if the Eligible Employee dies following the Eligible Employee’s termination of employment but prior to the six (6) month anniversary of the Eligible Employee’s termination of employment, then any payments delayed in accordance with this paragraph will be payable in a lump sum as soon as administratively practicable after the date of the Eligible Employee’s death and all other Deferred Compensation Separation Benefits will be payable in accordance with the payment schedule applicable to each payment or benefit.  Each payment and benefit payable under this Agreement is intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.

(b)                                 Any amount paid under the Agreement that satisfies the requirements of the “short-term deferral” rule set forth in Section 1.409A-1(b)(4) of the Treasury Regulations will not constitute Deferred Compensation Separation Benefits for purposes of this Agreement.  Any amount paid under the Agreement that qualifies as a payment made as a result of an involuntary separation from service pursuant to Section 1.409A-1(b)(9)(iii) of the Treasury Regulations that does not exceed the Section 409A Limit will not constitute Deferred Compensation Separation Benefits for purposes of this Agreement.  For this purpose, “Section 409A Limit” means the lesser of two (2) times: (A) the Eligible Employee’s annualized compensation based upon the annual rate of pay paid to the Eligible Employee during the Company’s taxable year preceding the Company’s taxable year of the Eligible Employee’s termination of employment as determined under Treasury Regulation 1.409A-1(b)(9)(iii)(A)(1) and any Internal Revenue Service guidance issued with respect thereto; or (B) the maximum amount that may be taken into account under a qualified plan pursuant to Section 401(a)(17) of the Code for the year in which the Eligible Employee’s employment is terminated.

(c)                                  The foregoing provisions are intended to comply with the requirements of Section 409A so that none of the severance payments and benefits to be provided hereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply.  The Eligible Employee and the Company agree to work together in good faith to consider amendments to the Agreement and to take such reasonable actions which are necessary, appropriate or desirable to avoid imposition of any additional tax or income recognition prior to actual payment to the Eligible Employee under Section 409A.

Section 7.                                          CODE SECTION 280G BEST RESULTS.

(a)                                 If any payment or benefit an Eligible Employee would receive pursuant to this Plan or otherwise, including accelerated vesting of any equity compensation (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be reduced to the Reduced Amount.  The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in Eligible Employee’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax.  If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order: (A) cash payments shall be reduced first and in reverse chronological order such that the cash payment owed on the latest date following the occurrence of the event triggering such excise tax will be the first cash payment to be reduced; (B) accelerated vesting of stock awards shall be cancelled/reduced next and in the reverse order of the date of grant for such stock awards (i.e., the vesting of the most recently granted stock awards will be reduced first), with full-value awards reversed before any stock option or stock appreciation rights are reduced; and (C) employee benefits shall be reduced last and in reverse chronological order such that the benefit owed on the latest date following the occurrence of the event triggering such excise tax will be the first benefit to be reduced.

(b)                                 The Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder and perform the foregoing calculations.  The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

(c)                                  The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and Eligible Employee within fifteen (15) calendar days after the date on which right to a Payment is triggered (if requested at that time by the Company or Eligible Employee) or such other time as requested by the Company or Eligible Employee.  Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon the Company and Eligible Employee.

Section 8.                                          RIGHT TO INTERPRET PLAN; AMENDMENT AND TERMINATION.

(a)                                 Exclusive Discretion.  The Plan Administrator shall have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan and amount of benefits paid under the Plan.  The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons.

(b)                                 Amendment or Termination.  The Company reserves the right to amend or terminate this Plan or the benefits provided hereunder at any time; provided, however, that no such amendment or termination shall affect the right to any unpaid benefit of any Eligible Employee whose termination date has occurred prior to amendment or termination of the Plan.  Any action amending or terminating the Plan shall be in writing and approved by the Compensation Committee of the Board.

Section 9.                                          NO IMPLIED EMPLOYMENT CONTRACT.

The Plan shall not be deemed (i) to give any employee or other person any right to be retained in the employ of the Company or an affiliate of the Company or (ii) to interfere with the right of the Company or an affiliate of the Company to discharge any employee or other person at any time, with or without cause, which right is hereby reserved.

Section 10.                                   LEGAL CONSTRUCTION.

This Plan is intended to be governed by and shall be construed in accordance with the Employee Retirement Income Security Act of 1974 (“ERISA”) and, to the extent not preempted by ERISA, the laws of the State of California.

Section 11.                                   CLAIMS, INQUIRIES AND APPEALS.

(a)                                 Applications for Benefits and Inquiries.  Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing by an applicant (or his or her authorized representative).  The Plan Administrator is:

Astex Pharmaceuticals, Inc.

4140 Dublin Blvd., Suite 200
Dublin, CA 94568

(b)                                 Denial of Claims.  In the event that any application for benefits is denied in whole or in part, the Plan Administrator must provide the applicant with written or electronic notice of the denial of the application, and of the applicant’s right to review the denial.  Any electronic notice will comply with the regulations of the U.S. Department of Labor.  The notice of denial will be set forth in a manner designed to be understood by the applicant and will include the following:

(1)                                 the specific reason or reasons for the denial;

(2)                                 references to the specific Plan provisions upon which the denial is based;

(3)                                 a description of any additional information or material that the Plan Administrator needs to complete the review and an explanation of why such information or material is necessary; and

(4)                                 an explanation of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA following a denial on review of the claim, as described in Section 11(d) below.

This notice of denial will be given to the applicant within ninety (90) days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional ninety (90) days for processing the application.  If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial ninety (90) day period.

This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application.

(c)                                  Request for a Review.  Any person (or that person’s authorized representative) for whom an application for benefits is denied, in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within sixty (60) days after the application is denied.  A request for a review shall be in writing and shall be addressed to:

Astex Pharmaceuticals, Inc.

4140 Dublin Blvd., Suite 200
Dublin, CA 94568

A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent.  The applicant (or his or her representative) shall have the opportunity to submit (or the Plan Administrator may require the applicant to submit) written comments, documents, records, and other information relating to his or her claim.  The applicant (or his or her representative) shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim.  The review shall take into account all comments, documents, records and other information submitted by the applicant (or his or her representative) relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

(d)                                 Decision on Review.  The Plan Administrator will act on each request for review within sixty (60) days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional sixty (60) days), for processing the request for a review.  If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial sixty (60) day period.  This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the review.  The Plan Administrator will give prompt, written or electronic notice of its decision to the applicant.  Any electronic notice will comply with the regulations of the U.S. Department of Labor.  In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will set forth, in a manner calculated to be understood by the applicant, the following:

(1)                                 the specific reason or reasons for the denial;

(2)                                 references to the specific Plan provisions upon which the denial is based;

(3)                                 a statement that the applicant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim; and

(4)                                 a statement of the applicant’s right to bring a civil action under section 502(a) of ERISA.

(e)                                  Rules and Procedures.  The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims.  The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial of benefits to do so at the applicant’s own expense.

(f)                                   Exhaustion of Remedies.  No legal action for benefits under the Plan may be brought until the applicant (i) has submitted a written application for benefits in accordance with the procedures described by Section 11(a) above, (ii) has been notified by the Plan Administrator that the application is denied, (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 11(c) above, and (iv) has been notified that the Plan Administrator has denied the appeal.  Notwithstanding the foregoing, if the Plan Administrator does not respond to a Participant’s claim or appeal within the relevant time limits specified in this Section 11, the Participant may bring legal action for benefits under the Plan pursuant to Section 502(a) of ERISA.

Section 12.                                   BASIS OF PAYMENTS TO AND FROM PLAN.

The Plan shall be unfunded, and all cash payments under the Plan shall be paid only from the general assets of the Company.

Section 13.                                   OTHER PLAN INFORMATION.

(a)                                 Employer and Plan Identification Numbers.  The Employer Identification Number assigned to the Company (which is the “Plan Sponsor” as that term is used in ERISA) by the Internal Revenue Service is 91-1841574.  The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 511.

(b)                                 Ending Date for Plan’s Fiscal Year.  The date of the end of the fiscal year for the purpose of maintaining the Plan’s records is December 31.

(c)                                  Agent for the Service of Legal Process.  The agent for the service of legal process with respect to the Plan is:

Astex Pharmaceuticals, Inc.

4140 Dublin Blvd., Suite 200
Dublin, CA 94568

(d)                                 Plan Sponsor and Administrator.  The “Plan Sponsor” and the “Plan Administrator” of the Plan is:

Astex Pharmaceuticals, Inc.

4140 Dublin Blvd., Suite 200
Dublin, CA 94568

The Plan Sponsor’s and Plan Administrator’s telephone number is (925) 560-0100.  The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.

Section 14.                                   STATEMENT OF ERISA RIGHTS.

Participants in this Plan (which is a welfare benefit plan sponsored by Astex Pharmaceuticals, Inc.) are entitled to certain rights and protections under ERISA.  If you are an Eligible Employee, you are considered a participant in the Plan and, under ERISA, you are entitled to:

(a)                                 Receive Information About Your Plan and Benefits

(1)                                 Examine, without charge, at the Plan Administrator’s office and at other specified locations, such as worksites, all documents governing the Plan and a copy of the latest annual report (Form 5500 Series), if applicable, filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration;

(2)                                 Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan and copies of the latest annual report (Form 5500 Series), if applicable, and an updated (as necessary) Summary Plan Description.  The Administrator may make a reasonable charge for the copies; and

(3)                                 Receive a summary of the Plan’s annual financial report, if applicable.  The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.

(b)                                 Prudent Actions by Plan Fiduciaries.  In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan.  The people who operate the Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.  No one, including your employer, your union or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit or exercising your rights under ERISA.

(c)                                  Enforce Your Rights.  If your claim for a Plan benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the above rights.  For instance, if you request a copy of Plan documents or the latest annual report from the Plan, if applicable, and do not receive them within 30 days, you may file suit in a Federal court.  In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator.

If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court.

If you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court.  The court will decide who should pay court costs and legal fees.  If you are successful, the court may order the person you have sued to pay these costs and fees.  If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

(d)                                 Assistance with Your Questions.  If you have any questions about the Plan, you should contact the Plan Administrator.  If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210.  You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

Section 15.                                   EXECUTION.

To record the adoption of the amended and restated Plan as set forth herein, Astex Pharmaceuticals, Inc. has caused its duly authorized officer to execute the same date as set forth below.

ASTEX PHARMACEUTICALS, INC.

By:	/s/ James S.J. Manuso

Title:	Chairman and Chief Executive Officer

Date:	June 22, 2012

For Employees Age 40 or Older

Individual Termination

EXHIBIT A

RELEASE AGREEMENT

I understand and agree completely to the terms set forth in the Astex Pharmaceuticals, Inc. Severance Benefit Plan for Officers (the “Plan”).

I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof.  I am not relying on any promise or representation by the Company that is not expressly stated therein.  Certain capitalized terms used in this Release are defined in the Plan.

I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, and assigns from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring prior to and including the date I sign this Release.  This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (b) all claims related to my compensation or benefits from the Company, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) (“ADEA”), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA, and that the consideration given under the Plan for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled.  I further acknowledge that I have been advised by this writing, as required by the ADEA, that:  (a) my waiver and release do not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose voluntarily not do so); (c) I have twenty-one (21) days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice to an officer of the Company; and (e) this Release shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after I sign this Release.

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I UNDERSTAND THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.  I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

EMPLOYEE

Name:

Date:

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EXHIBIT B

RELEASE AGREEMENT

I understand and agree completely to the terms set forth in the Astex Pharmaceuticals, Inc. Severance Benefit Plan for Officers (the “Plan”).

I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof.  I am not relying on any promise or representation by the Company that is not expressly stated therein.  Certain capitalized terms used in this Release are defined in the Plan.

I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, and assigns from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring prior to and including the date I sign this Release.  This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (b) all claims related to my compensation or benefits from the Company, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) (“ADEA”), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA, and that the consideration given under the Plan for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled.  I further acknowledge that I have been advised by this writing, as required by the ADEA, that:  (a) my waiver and release do not apply to any rights or claims that may arise after the date I sign this Release; (b) I should consult with an attorney prior to signing this Release (although I may choose voluntarily not to do so); (c) I have forty-five (45) days to consider this Release (although I may choose voluntarily to sign this Release earlier); (d) I have seven (7) days following the date I sign this Release to revoke the Release by providing written notice to an office of the Company; (e) this Release shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after I sign this Release;

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and (f) I have received with this Release a detailed list of the job titles and ages of all employees who were terminated in this group termination and the ages of all employees of the Company in the same job classification or organizational unit who were not terminated.

I UNDERSTAND THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.  I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

EMPLOYEE

Name:

Date:

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EXHIBIT C

RELEASE AGREEMENT

I understand and agree completely to the terms set forth in the Astex Pharmaceuticals, Inc. Severance Benefit Plan for Officers (the “Plan”).

I understand that this Release, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between the Company and me with regard to the subject matter hereof.  I am not relying on any promise or representation by the Company that is not expressly stated therein.  Certain capitalized terms used in this Release are defined in the Plan.

I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.

Except as otherwise set forth in this Release, I hereby generally and completely release the Company and its directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, and assigns from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring prior to and including the date I sign this Release.  This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (b) all claims related to my compensation or benefits from the Company, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) (“ADEA”), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended).

I UNDERSTAND THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.  I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

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I acknowledge that to become effective, I must sign and return this Release to the Company so that it is received not later than fifteen (15) days following the date of my employment termination.

EMPLOYEE

Name:

Date:

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